Exhibit 99.1

Contacts:	Harriss T. Currie	Greg Hines
	Vice President, Finance	President and CEO
	and Chief Financial Officer	416-593-4323
	512-219-8020	ghines@tmbioscience.com
hcurrie@luminexcorp.com
LUMINEX CORPORATION AND TM BIOSCIENCE CORPORATION ANNOUNCE
COMPLETION OF ACQUISITION OF TM BIOSCIENCE BY LUMINEX
AUSTIN, Texas and TORONTO, Ontario (March 1, 2007) — Luminex Corporation (NASDAQ:LMNX) and Tm Bioscience Corporation (TSX: TMC) today announced that the parties have closed the previously announced definitive agreement for Luminex Corporation to acquire all of the outstanding common shares of Tm Bioscience Corporation, a leader in the commercial genetic testing market. Pursuant to the terms of the agreement, each Tm common share will be exchanged for 0.06 shares of Luminex common stock. As a result of the completion of this transaction, Tm shareholders will own approximately 9.0 percent of Luminex outstanding common stock. The transaction was approved by Tm shareholders and optionholders at a special meeting of shareholders held February 23, 2007, and has also met all required regulatory and court approvals, and certain other conditions set forth in the definitive agreement.
     Commenting on the announcement, Patrick J. Balthrop, president and chief executive officer of Luminex, said, “We are pleased that the Tm Bioscience transaction has closed. We believe that this transaction has the potential to be a transforming event for Luminex. We are excited to bring the Tm products, capabilities and resources into our company, which will enhance our ability to be a leader in the growing molecular diagnostics market.”
     “With Tm’s cGMP-capable manufacturing, proprietary molecular detection chemistries, assay development expertise and a strong menu of kits and reagents, and the complementary assets and strengths of Luminex’s partner-based business model, we intend to work closely with our business partners that have relevant distribution channels or complementary products to leverage this new business to the mutual benefit of Luminex and our partners. We believe that the capabilities of our combined company will allow us to accelerate our growth strategy and build shareholder value,” Balthrop concluded.
     “By acquiring Tm Bioscience, Luminex has significantly increased its critical mass and enhanced its competitive strength,” said Greg Hines, president and chief executive officer of Tm Bioscience. “The combined companies will realize significant business and technology synergies and Luminex will bring to bear the global reach and scale required to properly exploit the enormous potential of Tm’s leading franchise in molecular diagnostics.”
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LMNX Completes Acquisition of Tm Bioscience

March 1, 2007
About Luminex
     Luminex Corporation develops, manufactures and markets proprietary biological testing technologies with applications throughout the life sciences industry. The company’s xMAP® system is an open-architecture, multi-analyte technology platform that delivers fast, accurate and cost-effective bioassay results to markets as diverse as pharmaceutical drug discovery, clinical diagnostics and biomedical research, including the genomics and proteomics research markets. The company’s xMAP® technology is sold worldwide and is in use in leading research laboratories as well as major pharmaceutical, diagnostic and biotechnology companies. Further information on Luminex Corporation or xMAP® can be obtained on the Internet at http://www.luminexcorp.com.
About Tm Bioscience
     Tm Bioscience is a Toronto-based diagnostics company developing a suite of DNA-based tests for genetic disorders, drug metabolism (pharmacogenetics) and infectious diseases. Tm Bioscience has developed and commercialized Analyte Specific Reagents* and a series of Tag-It™** tests for a variety of genetic disorders. These tests are based on Tm Bioscience’s proprietary Tag-It™ Universal Array platform, which utilizes a proprietary universal tag system that allows for easy optimization, product development and expansion. Tm Bioscience’s ID-Tag™ Respiratory Viral Panel (RVP) is a reliable and cost-effective test designed to play a key role in patient management, infection control and in countering the pandemic threat of respiratory diseases, all with results in less than six hours. The ID-Tag™ RVP has received CE mark certification and the company is focused on gaining regulatory clearance from the FDA for the ID-Tag™ RVP as an in vitro device (IVD) in the United States. Tm Bioscience’s Cystic Fibrosis (CF) test is the first multiplexed human disease genotyping test to be cleared by the FDA as an in vitro device (IVD) for diagnostic use in the U.S. It has also received CE mark certification and Health Canada clearance, allowing the test to be marketed for diagnostic purposes in the European Union and Canada. In addition, the company is developing a companion test for the blood-thinning drug warfarin and a test for patients under treatment for sepsis.
     Statements made in this release that express Luminex’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements. The words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “could,” “should” and similar expressions are intended to further identify such forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. It is important to note that the company’s actual results or performance could differ materially from those anticipated or projected in such forward-looking statements. Factors that could cause Luminex’s actual results or performance to differ materially include risks and uncertainties relating to, among others, market demand and acceptance of Luminex’s products, the company’s dependence on strategic partners for development, commercialization and distribution of products, concentration of the company’s revenue in a limited number of strategic partners, fluctuations in quarterly results due to a lengthy and unpredictable sales cycle and bulk purchases of consumables, Luminex’s ability to scale manufacturing operations and manage operating expenses, gross margins and inventory levels, potential shortages of components, competition, the timing of regulatory approvals, the implementation, including any modification, of the company’s strategic operating plans, risks and uncertainties associated with implementing our acquisition strategy, including, in particular, the acquisition addressed in this release; and the ability to integrate acquired companies or selected assets into our consolidated business operations, including the ability to recognize the
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LMNX Completes Acquisition of Tm Bioscience

March 1, 2007
benefits of Luminex’s acquisitions as well as the risks discussed under the heading “Risk Factors” in Luminex’s Reports on Forms 10-K and 10-Q, as filed with the Securities and Exchange Commission. The forward-looking statements contained herein represent the judgment of Luminex as of the date of this press release, and Luminex expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward- looking statements to reflect any change in Luminex’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.
     This press release contains information that is forward-looking information with respect to Tm Bioscience within the meaning of applicable securities laws. In some cases, forward-looking information can be identified by the use of terms such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “estimate”, “predict”, “potential”, “continue” or the negative of theses terms or other similar expressions concerning matters that are not historical facts.
     Forward-looking information is based on certain factors and assumptions. While Tm considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.
     Forward-looking information by its nature necessarily involves risks and uncertainties including, without limitation, the difficulty of predicting regulatory approvals, the timing and conditions precedent to obtaining any regulatory approval, market acceptance and demand for new products, the availability of appropriate genetic content and other materials required for Tm’s products, Tm’s ability to manufacture its products on a large scale, the protection of intellectual property connected with genetic content, the impact of competitive products, currency fluctuations, risks associated with Tm’s manufacturing facility, the risk that Tm’s current process to explore strategic alternatives will result in a transaction and any other similar or related risks and uncertainties. Additional risks and uncertainties affecting Tm can be found in the company’s 2005 Annual Report, available on SEDAR at www.sedar.com and in the company’s Form 20-F, as amended, filed with the U.S. Securities and Exchange Commission and available at www.sec.gov; and as may be set out in Tm’s management proxy circular in respect of the transaction filed on SEDAR at www.sedar.com. If any of these risks or uncertainties were to materialize, or if the factors and assumptions underlying the forward-looking information were to prove incorrect, actual results could vary materially from those that are expressed or implied by the forward-looking information contained herein. Tm disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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